Subsequent Events	12 Months Ended
Dec. 31, 2018
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Subsequent Events

24. Subsequent Events

(a) On January 24, 2019, the Company acquired from Telefónica S.A. and certain of its affiliates (“Telefónica”), 100% of Telefónica Móviles Guatemala, S.A. (“Telefónica Guatemala”), and has entered into an agreement to acquire 99.3% of Telefónica Móviles El Salvador, S.A. de C.V. (“Telefónica El Salvador”). The Telefónica Guatemala acquisition has been completed on this date. The completion of the acquisition of Telefónica El Salvador is subject to certain customary closing conditions, including regulatory approval. The purchase price paid for Telefónica Guatemala was Ps. 6,326,068 (US$333,000 ). The agreed upon purchase price for Telefónica El Salvador is Ps. 5,984,118 (US$315,000). The acquired companies provide mobile and fixed telecommunications services, including voice, data and Pay TV in El Salvador and Guatemala.

(b) On March 18, 2019, the Company announced that it has entered into an agreement to acquire from NII Holdings, Inc. and certain of its affiliates (“NII”) and AI Brazil Holdings B.V. 100% of Nextel Telecomunicações Ltda. (“Nextel Brazil”).

The completion of the acquisition is subject to certain customary closing conditions, including regulatory approval from Agência Nacional de Telecomunicações — Anatel and Conselho Administrativo de Defesa Econômica — CADE. The transaction is also subject to the approval at a stockholders meeting of NII shareholders holding a majority of the outstanding shares of NII. The agreed purchase price for Nextel Brazil is Ps. 17,487,578 (US$905,000) on a cash free / debt free basis.

Nextel Brazil provides nationwide mobile telecommunications services.